Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Information

On March 31, 2015, Outerwall Inc. (the “Company”) completed the disposal of its Redbox Canada operations. The Redbox Canada operations will be reported as discontinued operations in the Company’s consolidated financial statements starting with the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015.

The following Unaudited Pro Forma Condensed Consolidated Financial Information should be read in conjunction with the Company’s historical audited consolidated financial statements and related notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission on February 5, 2015.

The following Unaudited Pro Forma Condensed Consolidated Statements of Comprehensive Income for the twelve months ended December 31, 2014, 2013, and 2012 are prepared as though the disposal of the Redbox Canada operations occurred as of January 1, 2012 and the operating results of the Redbox Canada operations are excluded from our condensed consolidated financial statements. The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2014 is prepared as if the disposition of the Redbox Canada operations occurred as of December 31, 2014. Pro forma adjustments are described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Information, and are based upon available information and certain assumptions that we believe are reasonable.

The following Unaudited Pro Forma Condensed Consolidated Financial Information is presented for illustrative and informational purposes only and is not intended to represent or be indicative of the financial condition or results of operations that would actually have been recorded if the disposition of the Redbox Canada operations had occurred as of or during the periods presented. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Information is not intended to represent our financial position or results of operations for any future date or period.

OUTERWALL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the year ended December 31, 2014

(in thousands, except per share data)

(unaudited)

	As Reported	Redbox Canada Adjustment	Pro Forma Adjustments	Pro Forma Outerwall Inc.
Revenue	$2,303,003	$(11,417)	$—	$2,291,586
Expenses:
Direct operating	1,601,748	(20,027)	—	1,581,721
Marketing	38,240	(2,947)	—	35,293
Research and development	13,047	—	—	13,047
General and administrative	191,721	(1,078)	—	190,643
Depreciation and other	195,178	(7,354)	—	187,824
Amortization of intangible assets	14,692	(38)	—	14,654

Total expenses	2,054,626	(31,444)	—	2,023,182

Operating income	248,377	20,027	—	268,404
Other income (expense), net:
Loss from equity method investments, net	(28,734)	—	—	(28,734)
Interest expense, net	(47,636)	(8)	—	(47,644)
Other, net	(4,873)	3,688	—	(1,185)

Total other income (expense), net	(81,243)	3,680	—	(77,563)

Income from continuing operations before income taxes	167,134	23,707	—	190,841
Income tax expense	(59,748)	(6,416)	—	(66,164)

Income from continuing operations	$107,386	$17,291	$—	$124,677

Income from continuing operations per share – basic	$5.32			$6.17
Income from continuing operations per share – diluted	$5.19			$6.02

Weighted average number of shares – basic	20,192			20,192
Weighted average number of shares – diluted	20,699			20,699

OUTERWALL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the year ended December 31, 2013

(in thousands, except per share data)

(unaudited)

	As Reported	Redbox Canada Adjustment	Pro Forma Adjustments	Pro Forma Outerwall Inc.
Revenue	$2,306,601	$(6,816)	$—	$2,299,785
Expenses:
Direct operating	1,575,277	(18,278)	—	1,556,999
Marketing	32,402	(2,175)	—	30,227
Research and development	13,084	(2)	—	13,082
General and administrative	221,776	(3,088)	—	218,688
Depreciation and other	192,161	(2,760)	—	189,401
Amortization of intangible assets	10,933	(26)	—	10,907

Total expenses	2,045,633	(26,329)	—	2,019,304

Operating income	260,968	19,513	—	280,481
Other income (expense), net:
Income from equity method investments, net	19,928	—	—	19,928
Interest expense, net	(32,801)	(6)	—	(32,807)
Other, net	(5,527)	323	—	(5,204)

Total other income (expense), net	(18,400)	317	—	(18,083)

Income from continuing operations before income taxes	242,568	19,830	—	262,398
Income tax expense	(34,477)	(5,233)	—	(39,710)

Income from continuing operations	$208,091	$14,597	$—	$222,688

Income from continuing operations per share – basic	$7.65			$8.18
Income from continuing operations per share – diluted	$7.33			$7.85

Weighted average number of shares – basic	27,216			27,216
Weighted average number of shares – diluted	28,381			28,381

OUTERWALL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the year ended December 31, 2012

(in thousands, except per share data)

(unaudited)

	As Reported	Redbox Canada Adjustment	Pro Forma Adjustments	Pro Forma Outerwall Inc.
Revenue	$2,199,884	$(1,733)	$—	$2,198,151
Expenses:
Direct operating	1,498,819	(6,297)	—	1,492,522
Marketing	25,979	(1,822)	—	24,157
Research and development	6,757	—	—	6,757
General and administrative	204,519	(987)	—	203,532
Depreciation and other	179,027	(694)	—	178,333
Amortization of intangible assets	5,378	(21)	—	5,357

Total expenses	1,920,479	(9,821)	—	1,910,658

Operating income	279,405	8,088	—	287,493
Other income (expense), net:
Loss from equity method investments, net	(5,184)	—	—	(5,184)
Interest expense, net	(15,648)	8	—	(15,640)
Other, net	(180)	25	—	(155)

Total other income (expense), net	(21,012)	33	—	(20,979)

Income from continuing operations before income taxes	258,393	8,121	—	266,514
Income tax expense	(97,941)	(2,270)	—	(100,211)

Income from continuing operations	$160,452	$5,851	$—	$166,303

Income from continuing operations per share – basic	$5.30			$5.49
Income from continuing operations per share – diluted	$4.99			$5.17

Weighted average number of shares – basic	30,305			30,305
Weighted average number of shares – diluted	32,174			32,174

OUTERWALL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of December 31, 2014

(in thousands, except share data)

(unaudited)

	As Reported	Redbox Canada Adjustment	Pro Forma Adjustments		Pro Forma Outerwall Inc.
Assets
Current Assets:
Cash and cash equivalents	$242,696	$(1,042)	$—		$241,654
Accounts receivable, net of allowances	48,590	(1,085)	—		47,505
Content library	180,121	(3,631)	—		176,490
Prepaid expenses and other current assets	39,837	(297)	5,483	(a)	45,023

Total current assets	511,244	(6,055)	5,483		510,672
Property and equipment, net	428,468	(14,826)	9,378	(b)	423,020
Deferred income taxes	11,378	—	(9,160	)(a)	2,218
Goodwill and other intangible assets, net	623,998	(43)	—		623,955
Other long-term assets	8,231	(67)	—		8,164

Total assets	$1,583,319	$(20,991)	$5,701		$1,568,029

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$168,633	$(2,673)	$—		$165,960
Accrued payable to retailers	126,290	(165)	—		126,125
Other accrued liabilities	137,126	(870)	(9,440	)(a)	126,816
Current portion of long-term debt and other long-term liabilities	20,416	—	—		20,416
Deferred income taxes	21,432	—	(28	)(a)	21,404

Total current liabilities	473,897	(3,708)	(9,468)		460,721
Long-term debt and other long-term liabilities	973,669	(790)	—		972,879
Deferred income taxes	38,375	—	(590	)(a)	37,785

Total liabilities	1,485,941	(4,498)	(10,058)		1,471,385
Total stockholders’ equity	97,378	(16,493)	15,759		96,644

Total liabilities and stockholders’ equity	$1,583,319	$(20,991)	$5,701		$1,568,029

Notes To Unaudited Pro Forma Condensed Consolidated Financial Information

Note A – Pro Forma Adjustments

The following is a summary of the pro forma adjustments reflected in the Unaudited Pro Forma Condensed Consolidated Financial Information based on preliminary estimates, which may change as additional information is obtained:

(a)  -  Income Taxes

Reflects the adjustments to income tax payables, receivables, deferred tax assets, and deferred tax liabilities including the estimated benefit arising from a bad debt expense deduction associated with intercompany loan forgiveness which will be retained by the consolidated Company related to the shut-down of Redbox Canada GP.

(b)  -  Redbox Kiosks

Reflects the adjustments to transfer Redbox Canada kiosks to Redbox U.S. as partial satisfaction for intercompany debt. The kiosks will be utilized by the consolidated Company for future deployment into the Redbox U.S. network of kiosks.